NEW YORK LIFE INVESTMENTS VP FUNDS TRUST

NYLI VP Balanced Portfolio

(the “Portfolio”)

Supplement dated April 27, 2026 (“Supplement”) to the

Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”), each dated May 1, 2025, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectus, Prospectus and SAI.

Effective as of the close of business on December 31, 2026, Adam H. Illfelder will no longer serve as a portfolio manager of the Portfolio. All references to Mr. Illfelder will be deleted in their entirety from the Summary Prospectus, Prospectus and SAI at that time. Other than this change, the portfolio management team of the Portfolio will remain the same.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.